UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2004

INTER-TEL, INCORPORATED

(Exact Name of Registrant as specified in charter)

Commission File Number 0-10211

Arizona	86-0220994
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

1615 S. 52ND STREET
Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On October 19, 2004, Inter-Tel, Incorporated (the “Company”) issued a press release announcing financial results for the third fiscal quarter and nine months ended September 30, 2004 and comparing such results with the results for the third fiscal quarter and nine months ended September 30, 2003. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is furnished as part of this report:

Exhibit 99.1	Press release dated October 19, 2004 announcing results for the third fiscal quarter and nine months ended September 30, 2004, and comparing such results with the results for the third fiscal quarter and nine months ended September 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED
Dated: October 19, 2004	By:	/s/ Kurt R. Kneip
Kurt R. Kneip Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated October 19, 2004 announcing results for the third fiscal quarter and nine months ended September 30, 2004, and comparing such results with the results for the third fiscal quarter and nine months ended September 30, 2003.